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Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

        We consent to the use in this Amendment No. 2 to Registration Statement No. 333-106482 of Huntsman International LLC on Form S-4 of our report dated February 28, 2003, appearing in the Prospectus, which is part of this Registration Statement, and of our report dated February 28, 2003 relating to the financial statement schedules appearing elsewhere in this Registration Statement.

        We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP

Salt Lake City, Utah
December 8, 2003

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  Exhibit 23.1
INDEPENDENT AUDITORS' CONSENT